UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2019

EMC INSURANCE GROUP INC.

(Exact Name of Registrant as Specified in Charter)

Iowa	0-10956	42-6234555
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

717 Mulberry Street, Des Moines, Iowa	50309
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code:  (515) 345-2902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $1.00	EMCI	The Nasdaq Global Select Market

Item 8.01                                           Other Events.

On August 8, 2019, the Company issued a press release announcing the filing of the definitive proxy statement relating to the special meeting of the Company’s shareholders to be held September 18, 2019.  The press release is filed as Exhibit 99.

Item 9.01(d)                            Financial Statements and Exhibits.

Exhibit 99:	Press release dated August 8, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMC INSURANCE GROUP INC.

/s/ Mark E. Reese
Date:	August 8, 2019	Mark E. Reese
Senior Vice President and Chief Financial Officer